Exhibit 23.1



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporated by reference of our reports included herein or incorporated by reference in this Form 10-K, into FM Properties Inc.'s previously filed Registration Statement on Form S-8 (File No. 33-
78798).

                                        Arthur Andersen LLP



New Orleans, Louisiana

  March 24, 1997